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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 6, 2004


                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)


         California                      000-31149               95-4040623
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(State or other jurisdiction of         (Commission            (IRS Employer
incorporation or organization)          File Number)         Identification No.)

6053 West Century Boulevard, 11th Floor
Los Angeles, California                                          90045-6445
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (310) 342-5000

                    Not Applicable
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(Former name or former address, if changed since last report

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Item 12.  Results of Operations and Financial Condition.

On January 6, 2004, California Pizza Kitchen, Inc. (the "Company") issued a press release describing certain financial results of the Company for the quarter ended December 28, 2003. The Company disclosed it remains comfortable with the previous earnings per share guidance of $0.21 to $0.23 for the fourth quarter.

     The Company's earning release is attached hereto as Exhibit 99.1. The information in this report, including the exhibit, is being furnished, not filed, in accordance with Item 12 of Form 8-K.

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SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 6, 2004                                California Pizza Kitchen, Inc.
                                               a California corporation

                                               By:   /s/ Richard L. Rosenfield
                                                     ---------------------------
                                                     Co-Chief Executive Officer

                                               By:   /s/ Larry S. Flax
                                                     ---------------------------
                                                     Co-Chief Executive Officer

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EXHIBIT INDEX

 Exhibit                               Description
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  99.1        January 6, 2004 Earnings Release by California Pizza Kitchen, Inc.